UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 4, 2019

Altaba Inc.

(Exact name of registrant as specified in its charter)

Delaware	811-23264	77-0398689
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

140 East 45th Street, 15th Floor, New York, New York	10017
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (646) 679-2000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	AABA	The NASDAQ Stock Market LLC (NASDAQ Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01.	Regulation FD Disclosure.

On October 4, 2019, Altaba Inc. (the “Fund”) announced that it filed a certificate of dissolution (the “Certificate of Dissolution”) with the Secretary of State of the State of Delaware, as contemplated by the Plan of Complete Liquidation and Dissolution (the “Plan”) previously approved by the Fund’s Board of Directors and stockholders. The Certificate of Dissolution, which became effective at 4:00 p.m. Eastern Time on October 4, 2019 (the “Effective Time”), provides for the dissolution of the Fund under the General Corporation Law of the State of Delaware.

In connection with the filing of the Certificate of Dissolution, effective as of the Effective Time, the Fund closed its stock transfer books and discontinued recording transfers of its common stock, $0.001 par value per share (the “Shares”). Record holders of Shares are no longer able to transfer record ownership of their Shares on the Fund’s stock transfer books, other than transfers by will, intestate succession or operation of law.

The Fund has requested that The Depository Trust Company (“DTC”) maintain records representing the right to receive any post-dissolution liquidating distributions, including transfers of such rights. Consequently, the Fund expects that transfers of such rights will be tracked by DTC. To the extent that a stockholder’s Shares are not held by a DTC participant as of the Effective Time, it could be more difficult for such stockholder to transfer such stockholder’s rights to receive any post-dissolution liquidating distributions.

As previously announced, the Fund notified The NASDAQ Global Select Market (collectively with the Nasdaq Stock Market LLC, “Nasdaq”) on September 23, 2019 of its intention to file the Certificate of Dissolution on October 4, 2019, and Nasdaq halted trading in the Shares on Nasdaq following the close of regular trading on October 2, 2019. Nasdaq has advised the Fund that trading in the Shares will be indefinitely suspended prior to the opening of trading on October 7, 2019, and that Nasdaq will thereafter file with the Securities and Exchange Commission (the “SEC”) a Notice of Removal from Listing and/or Registration on Form 25 to cause the Shares to be delisted. Prior to the filing of the Certificate of Dissolution, the Shares were listed on Nasdaq and traded under the ticker symbol “AABA.” The Fund expects to continue to be registered as an investment company under the Investment Company Act of 1940 (the “1940 Act”) and will file reports in compliance with the 1940 Act and regulations thereunder.

Additional information regarding the Plan and the dissolution process can be found in the Fund’s Definitive Proxy Statement on Schedule 14A, filed with the SEC on May 17, 2019 (the “Proxy Statement”).

A copy of the press release issued by the Fund on October 4, 2019 announcing the filing of the Certificate of Dissolution is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING INFORMATION

This document contains forward-looking statements concerning the Fund’s liquidation and dissolution pursuant to the Plan. Without limiting the foregoing, words or phrases such as “will likely result,” “are expected to,” “will continue,” “anticipate,” “estimate,” “project,” “believe,” “intend” or similar expressions are intended to identify forward-looking statements. These statements are not statements of historical facts and do not reflect historical information. Forward-looking statements are subject to numerous risks and uncertainties and actual results may differ materially from those statements. Such risks and uncertainties relate to, among other things: the availability, timing and amount of post-dissolution liquidating distributions; the amounts that will need to be set aside by the Fund; the adequacy of such reserves to satisfy the Fund’s obligations; the ability of the Fund to favorably resolve certain potential tax claims, litigation matters and other unresolved contingent liabilities of the Fund; the application of, and any changes in, applicable tax laws, regulations, administrative practices, principles and interpretations; and the incurrence by the Fund of expenses relating to the liquidation and dissolution. Further information regarding the risks, uncertainties and other factors that could cause actual results to differ from the results in these forward-looking statements are discussed under the section “Risk Factors” in the Proxy Statement, as supplemented. The forward-looking statements included in this document are made only as of the date hereof.

The Fund does not undertake any obligation to update or supplement such forward-looking statements to reflect events or circumstances after the date hereof, except as required by law. Because the Fund is an investment company, the forward-looking statements and projections in this press release are excluded from the safe harbor protection provided by Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit 99.1	Press Release of Altaba Inc., issued on October 4, 2019

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALTABA INC.

By:	/s/ Arthur Chong
Name:	Arthur Chong
Title:	General Counsel and Secretary

Date: October 4, 2019